Harris Insight Funds Trust
                        Supplement dated July 23, 1999 to
           Harris Insight Funds N Shares Prospectus dated May 3, 1999 Harris Insight Funds A Shares Prospectus dated May 3, 1999
     Harris Insight Funds Institutional Shares Prospectus dated May 3, 1999

The following text replaces the corresponding paragraph under the section entitled Portfolio Managers - Portfolio Managers of the Harris Insight Fixed Income Funds.

Convertible Securities Fund - Jon D. Thanos. Mr. Thanos joined HIM in 1996 and serves as Principal and Portfolio Manager. He was appointed portfolio manager of the Fund effective July 21, 1999 and has seven years' experience in portfolio management and trading. Prior to joining HIM, he served as trader for an options market-making firm.